UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2011
INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-3493930

(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

101 JFK Parkway, Short Hills, New Jersey		07078

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (973) 924-5100
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 25, 2011, William Cosgrove was appointed to the Boards of Directors of Investors Bancorp, Inc. and Investors Bank, effective as of the October 25, 2011. Mr. Cosgrove had been employed as an officer of Investors Bank since Investors’ acquisition of Summit Federal Bankshares, Inc. in June 2008 through his retirement from Investors on October 1, 2011. Mr. Cosgrove was the President and Chief Executive Officer of Summit Federal Bankshares, Inc. No determination has been made as to any board committees to which Mr. Cosgrove may be appointed. There have been no transactions between Investors Bancorp, Inc. (or Investors Bank) and Mr. Cosgrove of a nature reportable pursuant to Section 404(a) of SEC Regulation S-K.
     On October 25, 2011, the Boards of Directors of Investors Bancorp, Inc. and Investors Bank expanded the size of the Boards to nine directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: October 31, 2011	By:	/s/ Thomas F. Splaine, Jr.

Thomas F. Splaine, Jr.
Senior Vice President and
Chief Financial Officer